UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

Washington Banking Company

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive

Oak Harbor, WA 98277

(Address of principal executive offices) (Zip Code)

(360) 679-3121

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)	On May 3, 2012, Washington Banking Company held its annual meeting of shareholders.
(b)	At the annual meeting, shareholders approved each of the following matters, with the votes on each matter as set forth below:

MATTER	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Advisory vote on executive compensation	11,832,903	94,673	224,398	2,052,287
Ratification of auditor appointment.	14,042,903	136,057	25,301	-

The following directors, who constituted the nominees standing for election at the annual meeting, were elected at the meeting by the votes indicated:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mark D. Crawford	12,000,980	150,994	2,052,287
Jay T. Lien	11,888,989	262,985	2,052,287
Gragg E. Miller	11,998,743	153,231	2,052,287
Anthony B. Pickering	11,946,900	205,074	2,052,287
Robert T. Severns	11,980,402	171,572	2,052,287
John L. Wagner	11,986,124	165,850	2,052,287
Edward J. Wallgren	11,892,078	259,896	2,052,287

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: May 4, 2012	By: /s/ Richard Shields Richard A. Shields EVP and Chief Financial Officer